UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2020
AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30601 Agoura Road, Suite 200
Agoura Hills, California 91301
(Address of principal executive offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Item 7.01 Regulation FD Disclosure

On June 2, 2020, American Homes 4 Rent (the “Company”) will post a presentation concerning the Company titled “American Homes 4 Rent Investor Highlights–June 2020” on its website, www.americanhomes4rent.com, on the “For Investors” page. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The information in Exhibit 99.1 attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit 99.1—Presentation titled “American Homes 4 Rent Investor Highlights–June 2020”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2020

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP